Exhibit 10.1.1.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made as of the 8 day of JUNE, 2021;

B E T W E E N :

METAMATERIAL INC., an Ontario corporation (the “Company”)

OF THE FIRST PART

- and -

RANK INCORPORATED

(the “Subscriber”)

OF THE SECOND PART

WHEREAS the Subscriber wishes to subscribe for 993,490 common shares in the capital of the Company (the “Purchased Shares”), on and subject to the terms set out in this Subscription Agreement;

WHEREAS in consideration of its subscription for the Purchased Shares, the Subscriber has (a) amended the lease between the Subscriber and the Company relating to the Subscriber’s Highfield Facility located in Dartmouth, Nova Scotia (the “Lease”) to (i) expanded the space leased to the Company pursuant to the Lease by approximately 15,000 square feet to approximately 68,000 square feet, and (ii) reduced the annual rent payable under the Lease for the remainder of its term by an aggregate amount of $2,877,867 (the amendments to the Lease in (a)(i) and (a)(ii) collectively being the “Lease Amendments”), and (b) paid or will pay to the Company $500,000 for on-going tenant improvements (the “Tenant Payment” and together with the Lease Amendments, the “Consideration”);

WHEREAS the parties have the determined that the Consideration has an aggregate fair value equal to the value of the Purchased Shares;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. SUBSCRIPTION

1.1 Subscription. The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby sells and issues to the Subscriber, the Purchased Shares at a price per Purchased Share of $3.40 (the “Subscription Price”).

1.2 Subscription Price. The obligation to pay the aggregate Subscription Price for the Purchased Shares shall be satisfied by the Consideration. The parties hereby acknowledge that the Consideration has an aggregate fair value equal to the value of the Purchased Shares. For greater certainty, the Company has determined that the Consideration has a fair value that is not less than the fair equivalent of the money that the Company would have received if the Purchased Shares had been issued for cash consideration.

2. SECURITIES LAWS

2.1 No Offering Memorandum. The Company acknowledges that is has not provided to the Subscriber any form of offering memorandum relating to the Company or the Purchased Shares. The Subscriber acknowledges that it has not received any form of offering memorandum relating to the Company or the Purchased Shares, and that the terms and conditions applicable to the sale and delivery of the Purchased Shares are contained in this Subscription Agreement.

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3. CLOSING

3.1 Closing. Delivery of the Purchased Shares will be completed at the offices of the Company’s solicitors (“Closing”) on June , 2021 or on such other date as determined by the Company in its sole discretion.

3.2 Direction. The Subscriber hereby directs the Company to register the holder of the Purchased Shares subscribed for herein on the books of the Company in the name of the Subscriber.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Company. By accepting this Subscription Agreement, the Company will be deemed to have represented and warranted to the Subscriber as follows:

(a)
the Company is now, and on Closing will be, a corporation incorporated, organized and subsisting under the laws of the Province of Ontario;
(b)
on the issuance pursuant to the terms of this Subscription Agreement, the Purchased Shares shall be validly created and issued to the Subscriber as fully paid and nonassessable shares in the capital of the Company, free of liens and encumbrances imposed by the Company;
(c)
the Company has all necessary corporate power, authority and capacity to enter into this Subscription Agreement and all other agreements and instruments to be executed by it as contemplated by this Subscription Agreement and to carry out its obligations under this Subscription Agreement and such other agreements and instruments; and
(d)
this Subscription Agreement has been duly executed and delivered by the Company.

4.2 Representations and Warranties of the Subscriber. The Subscriber hereby acknowledges, represents, warrants and covenants to the Company as follows:

(a)
the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchased Shares and is able to bear the economic risk of total loss of such investment;
(b)
the Subscriber is eligible to purchase the Purchased Shares pursuant to an exemption from the prospectus and registration requirements under applicable securities laws in Canada (“Canadian Securities Laws”) and the Subscriber has properly completed, executed and delivered to the Company the applicable certificate(s) (dated as of the date hereof) set forth in Schedule A indicating that the Subscriber fits within one of the exemption categories under applicable Canadian Securities Laws, and the information contained therein is true and correct, and the representations, warranties and covenants contained in the applicable schedules attached hereto will be true and correct, both as of the date of execution of this Subscription Agreement and as at Closing.
(c)
if the Subscriber is resident outside of Canada:
(i)
the Subscriber is purchasing the Purchased Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Purchased Shares under the applicable laws of the securities regulators in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) without the need to rely on any exemptions and the Subscriber has properly completed, executed and delivered to the Company the applicable certificate(s) (dated as of the date hereof) set forth in Schedule B;
(ii)
the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Purchased Shares;
(iii)
the purchase of the Purchased Shares by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B. any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction;

(d)
the Subscriber has obtained such professional legal, accounting and investment advice, and has made such independent investigation of the Company, the Purchased Shares and the investment contemplated by this Subscription Agreement as the Subscriber deems appropriate in reaching its decision to purchase Purchased Shares hereunder;

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(e)
the Subscriber acknowledges that it has had an opportunity to ask, and have answered to its satisfaction, questions with respect to the Company and its business and the Purchased Shares;
(f)
the Subscriber confirms that there is no person acting or purporting to act on behalf of the Subscriber in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee
(g)
the Subscriber acknowledges that no prospectus has been filed by the Company with any securities regulatory authority in connection with the issuance of the Purchased Shares, and that the issuance of the Purchased Shares is exempt from the prospectus and registration requirements of applicable securities legislation, rules and regulations;
(h)
the Subscriber fully understands the restrictions on resale on the Purchased Shares and will not resell the Purchased Shares except in accordance with the provisions of applicable Canadian Securities Laws.
(i)
The certificates representing the Purchased Shares (and any replacement certificate), or, if applicable, ownership statements issued under a direct registration system or other electronic book-based or book-entry system, in each case, if issued prior to the expiration of the applicable hold periods, will bear a legend in accordance with the Canadian Securities Laws, which will be in substantively the following form:

“Unless permitted under securities legislation, the holder of this security must not trade the security before October 10, 2021.”

(j)
the Subscriber, if a corporation, partnership or joint venture, was not created, nor is it being used primarily, to permit the purchase of securities (including the Purchased Shares) without a prospectus;
(k)
the decision of the Subscriber to tender this Subscription Agreement and acquire the Purchased Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Subscription Agreement. The Subscriber has relied only on the information contained in this Subscription Agreement in making the decision to subscribe for the Purchased Shares hereunder. No representation, (written or oral) has been made to the Subscriber by or on behalf of the Company with respect to the purchase of the Purchased Shares;
(l)
this Subscription Agreement has been duly executed and delivered by the Subscriber; and
(m)
this Agreement constitutes a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms subject, however, to the customary limitations with respect to bankruptcy, insolvency or other laws affecting creditors’ rights generally and to the availability of equitable remedies.

4.3 Reliance on Representations and Warranties of the Subscriber. The Subscriber acknowledges that the representations, warranties and covenants contained in this Agreement, including the schedules attached hereto, are made by the Subscriber with the intent that they may be relied upon by the Company in determining, among other things, the Subscriber’s eligibility to purchase the Purchased Shares.

5. GENERAL PROVISIONS

5.1 Survival. The parties agree that the provisions of this Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber and the Company, notwithstanding the completion of the purchase of the Purchased Shares by the Subscriber pursuant hereto and any subsequent disposition by the Subscriber of any of the Purchased Shares.

5.2 Assignment. Neither party may assign this Agreement without the prior written consent of the other party.

5.3 Notice. Any notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing, shall be addressed to the relevant party at the address set out herein for such party, and shall be given by prepaid first-class mail or by hand-delivery as hereinafter provided. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address set out herein for such party to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of a change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand and shall be deemed to have been received in accordance with this section.

5.4 Further Assurances. The Subscriber agrees that it will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Company may reasonably require from time to time for the purpose of

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giving effect to the provisions of this Subscription Agreement and the Subscriber agrees that it will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Subscription Agreement.

5.5 Governing Law. This Subscription Agreement shall be governed by the laws of the Province of Ontario and by the laws of Canada applicable therein and each of the Subscriber and the Company hereby submits to the non-exclusive jurisdiction of the Province of Ontario in connection with this Subscription Agreement.

5.6 Enurement. This Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective heirs, administrators, estate trustees, successors, affiliates and permitted assigns.

5.7 Gender and Number. In this Subscription Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing one gender include all genders.

5.8 Currency. In this Subscription Agreement, all amounts are stated and payable in Canadian currency.

5.9 Invalidity of Provisions. Each of the provisions contained in this Subscription Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision of this Subscription Agreement.

5.10 Counterparts. This Subscription Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, when taken together, shall constitute one and the same instrument.

5.11 Electronic Delivery. Each party shall be entitled to rely on delivery by facsimile, pdf or other electronic format of an executed copy of this Subscription Agreement, and acceptance by a party of such copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms of this Subscription Agreement.

[Signature page to follow.]

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IN WITNESS WHEREOF the Subscriber and the Company have duly executed this Subscription Agreement as of the date above first written.

METAMATERIAL INC.

Per:
Name:
Title:

RANK INCORPORATED

Per:
Name: Joseph Ramia
Title: Secretary

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SCHEDULE A

ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Subscription Agreement to which this Schedule A is attached.

In connection with the purchase by the undersigned Subscriber of the Purchased Shares, the Subscriber, on its own behalf hereby represents, warrants, covenants and certifies to Metamaterial Inc. (the “Company”) (and acknowledges that the Company and its counsel are relying thereon) that:

(a)
the Subscriber is resident in or otherwise subject to the laws of the jurisdiction set out as the “Subscriber’s Address” on page 3 the Subscription Agreement and is purchasing the Purchased Shares as principal for its own account and not for the benefit of any other person;
(b)
the Subscriber is an “accredited investor” within the meaning of NI 45-106, or, in Ontario, the Securities Act (Ontario), on the basis that as at the Closing the undersigned fits within one or more categories of an “accredited investor” reproduced below, beside which the undersigned has indicated the undersigned belongs to such category; and
(c)
upon execution of this Schedule A, including, if applicable, Exhibit I attached hereto, by the Subscriber, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

**If you check box (i), (k) or (l), you must also complete attached Exhibit I - Risk Acknowledgement Form**

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(a.l)

in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

a subsidiary of any person or company referred to in paragraphs (a), (a.l) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.l)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)

the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de Pile de Montreal or an intermunicipal management board in Quebec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

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☐	(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF EXHIBIT I]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF EXHIBIT I]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF EXHIBIT I]

☒	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the tune of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds} of NI 45-106, or (iii) a person described in sub- paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment} of NI 45-106;

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)

(i) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or (ii) in Ontario, a person that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)
“bank” means a bank named in Schedule I or II of the Bank Act (Canada);
(b)
“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;
(c)
“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

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(d)
“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(e)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
(f)
“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;
(g)
“person” includes
(i)
an individual,
(ii)
a corporation,
(iii)
a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and
(iv)
an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(h)
“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;
(i)
“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(j)
“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and
(k)
“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

Important Information Regarding the Collection of Personal Information

The Company is required to file a report of trade with all applicable securities regulatory authorities containing personal information about the Subscriber. The Subscriber acknowledges that it has been notified by the Company:

(i)
of such delivery of a report of trade containing the full legal name, residential address and telephone number and email address of each Subscriber, the number and type of securities purchased, the total purchase price paid for such securities, the date of the purchase and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Subscriber qualifies for such exemption;
(ii)
that this information is collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation; and

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(iii)
that the Subscriber may contact the applicable securities regulatory authority or regulator by way of the contact information provided in Appendix II to this certificate for more information regarding the indirect collection of such information.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable securities regulatory authority or regulator and acknowledges that such information is made available to the public under applicable securities legislation.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing. If any such representations shall not be true and accurate prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing.

Dated: As of JUNE 8 , 2021	Signed:

RAWK INCORPORATED
Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber not an Individual, Print name and title of Authorized Signing Officer Joseph Ramia Secretary

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EXHIBIT I TO SCHEDULE A

RISK ACKNOWLEDGEMENT FORM FOR INDIVIDUAL ACCREDITED INVESTORS

[Accredited investor categories - (j), (k) and (l) only]

WARNING TO INVESTORS

This investment is risky. Do not invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER

1. About your investment
Type of securities: Common Shares	Issuer: Metamaterial Inc.

Purchased from: Issuer

SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your Initials

Risk of loss - You could lose your entire investment of $ . [Instruction: Insert the total dollar amount of the investment.]

Liquidity risk - You may not be able to sell your investment quickly - or at all.

Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.arethevregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•
Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•
Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
•
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

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4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date: , 2021

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the subscriber with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

Telephone:	Email:

Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER

6. For more information about this investment

Please contact:

Metamaterial Inc.

1 Research Drive

Dartmouth, Nova Scotia

B2Y 4M9

Attention: George Palikaras

Phone: 902 482-5729

E-Mail: george.palikaras@metamaterial.com

Website: metamaterial.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

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EXHIBIT II TO SCHEDULE A

SECURITIES COMMISSION CONTACT INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297 6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut Department of Justice Legal

Registries Division P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information:

Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage C.P. 246, Tour de la Bourse Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: fmancementdessocietes@lautorite.qc.ca (For corporate finance issuers);

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Government of Yukon

Department of Community Services

Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867)393-6251

319188.00003/112949640.6

SCHEDULE B

FOREIGN PURCHASER’S CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

Capitalized terms not specifically defined in this Schedule B have the meanings ascribed to them in the Subscription Agreement to which this Schedule B is attached.

In connection with the purchase by the undersigned Purchaser of the Purchased Shares, the Purchaser hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)
The Subscriber is a resident of a country (an “International Jurisdiction”) other than Canada or the United States and the decision to subscribe for the Purchased Shares was taken in such International Jurisdiction.
(b)
The delivery of the Subscription Agreement, the acceptance of it by the Company and the issuance of the Purchased Shares to the Subscriber complies with all laws applicable to the Subscriber, including the laws of such Subscriber’s jurisdiction of residence, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.
(c)
The Subscriber is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction that would apply to the subscription (other than the securities laws of Canada and the United States).
(d)
The Subscriber is purchasing the Purchased Shares pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Purchased Shares under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.
(e)
The applicable securities laws do not require the Company to register the Purchased Shares file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.
(f)
The Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction that will confirm the matters referred to in subparagraphs (b), (d) and (e) above to the satisfaction of the Company, acting reasonably.
(g)
The Subscriber will not sell, transfer or dispose of the Purchased Shares except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Company shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States or other securities laws.
(h)
Upon execution of this Schedule B by the Subscriber, this Schedule B shall be incorporated into and form an integral part of the Subscription Agreement.

319188.00003/112949640.6

The foregoing representations, warranties, covenants and certifications contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations, warranties, covenants and certifications shall not be true and accurate prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing.

Dated:	Signed:

Name:

319188.00003/112949640.6